                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  Form 8-K


                               CURRENT REPORT

                          Pursuant to Section 13 of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) April 17, 1997

                            Owens-Illinois, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                     1-9576                 22-2781933
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


                         Owens-Illinois Group, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                    33-13061                34-1559348
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


      One SeaGate, Toledo, Ohio                              43666
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip code)

      Registrants' telephone number,
        including area code:                             419-247-5000





                           Exhibit Index -- Page 4


                              Page 1 of 10 pages
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Item 5.     Other Events.

            On April 17, 1997, Owens-Illinois, Inc. issued a press release announcing first quarter 1997 results. The press release is set forth as
Exhibit 99 hereto.

Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits

            Exhibit 99 - Owens-Illinois press release dated April 17, 1997.










































                              Page 2 of 10 pages
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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                   OWENS-ILLINOIS, INC.
                                   OWENS-ILLINOIS GROUP, INC.


                                   By   /s/ Lee A. Wesselmann
                                        ----------------------
                                          Lee A. Wesselmann
                                      Senior Vice President and
                                       Chief Financial Officer
                                    (Principal Financial Officer)




Dated:   April 17, 1997





























                              Page 3 of 10 pages

                                EXHIBIT INDEX


Exhibit
Number                             Exhibit                           Page

99          Owens-Illinois press release dated                       5
            April 17, 1997













































                              Page 4 of 10 pages